                                                                    EXHIBIT 10.1

                               SECURITY AGREEMENT

            THIS SECURITY  AGREEMENT  (this  "AGREEMENT"),  dated as of July 26,
2004, is made by EMPIRE RESORTS,  INC., a Delaware  corporation (the "COMPANY"), and each of its Subsidiaries  now or hereafter party hereto (such  Subsidiaries, together with Company,  each, a "DEBTOR" and, collectively,  the "DEBTORS"),  in favor of THE BANK OF NEW YORK ("BNY"),  as collateral  agent  (together with its successor(s)  thereto in such capacity,  "COLLATERAL AGENT") for the Trustee and
Holders, in light of the following:

            WHEREAS,  the Company and the other  Debtors and BNY, as  collateral agent and as trustee, have entered into an Indenture,  dated as of July 26, 2004
(as amended, restated, supplemented or otherwise modified from time to time, the
"INDENTURE"), pursuant to which the Company has issued $65,000,000 of its 5 1/2%
Convertible Senior Notes due 2014 (and,  together with any additional notes that may be issued by the Company from time to time thereunder or exchanged  therefor or for such additional notes, the "Notes") and the other Debtors have guaranteed the payment of the Notes and the other Obligations thereunder;

            WHEREAS,  one or more of the Debtors may after the date hereof enter into the Credit Agreement;

            WHEREAS,  if the Credit  Agreement is entered into,  the Debtors and lenders  under the Credit  Agreement  or their  agent may enter into one or more security agreements (as amended, restated,  supplemented,  replaced or otherwise modified from time to time, together with the Credit Agreement to the extent the
Credit  Agreement  constitutes  a  security  agreement,  the  "CREDIT  AGREEMENT
SECURITY  AGREEMENT"),  pursuant  to which the  Debtors  will  grant a  security interest in the Collateral in favor of the lenders under the Credit Agreement or their agent;

            WHEREAS, if the Credit Agreement Security Agreement is entered into, the Collateral  Agent, the lenders under the Credit Agreement or their agent and the Debtors may enter into an intercreditor  agreement substantially in the form of Exhibit E to the Indenture (as amended, restated,  supplemented,  replaced or
otherwise  modified  from  time  to  time,   collectively,   the  "INTERCREDITOR
AGREEMENT"), which agreement, among other things, will set forth, as between the
Collateral  Agent and the lenders under the Credit Agreement or their agent, the relative  priority of their  respective Liens in the Collateral and their rights with respect thereto;

            WHEREAS,  the Company  desires to secure its  Obligations  under the
Notes,  the  Indenture and each other  Indenture  Document to which it is or may become a party and each  other  Debtor  desires  to secure  its  Guarantee,  the
Indenture and each other Indenture Document to which it is or may become a party by granting to Collateral Agent, for the benefit of itself,  the Trustee and the
Holders, security interests in the Collateral as set forth herein; and

            WHEREAS, to induce the Initial Purchaser to purchase the Notes, each
Holder  to hold the Notes to be held by it and BNY to act in its  capacities  as
Trustee and Collateral  Agent, each Debtor desires to pledge,  grant,  transfer, and assign to Collateral  Agent, for the benefit of itself,  the Holders and the
Trustee,  a security  interest in the Collateral to secure the  Obligations,  as provided herein.

            NOW,  THEREFORE,  in  consideration of the premises set forth above,
the  terms  and  conditions   contained  herein  and  other  good  and  valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, and each  intending to be bound  hereby,  Collateral  Agent and each Debtor agree as follows:

1.          DEFINITIONS AND CONSTRUCTION.

            1.1 DEFINITIONS. All capitalized terms used herein and not otherwise defined  herein shall have the meanings  ascribed to them in the  Indenture.  As
used  in  this   Agreement,   the  following  terms  shall  have  the  following
definitions:

            "ACCOUNT" means an account (as that term is defined in the Code).

            "ACCOUNT  DEBTOR"  means any Person who is  obligated on an Account, chattel paper, or a General Intangible.

            "ADDITIONAL DOCUMENTS" has the meaning set forth in SECTION 2.4(c).

            "AGREEMENT" has the meaning set forth in the preamble hereto.

            "BNY" has the meaning set forth in the preamble to this Agreement.

            "BOOKS" means, with respect to each Debtor, all of such Debtor's now owned or  hereafter  acquired  books and records  (including  all of its Records indicating,  summarizing, or evidencing its assets (including the Collateral) or liabilities, all of such Debtor's Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

            "CODE" means the Uniform  Commercial Code, as in effect from time to time in the State of New York;  PROVIDED,  HOWEVER,  that in the event that,  by reason of mandatory provisions of law, any or all of the attachment, perfection, priority,  or  remedies  with  respect  to the  Collateral  Agent's  Lien on any
Collateral is governed by the Uniform  Commercial  Code as enacted and in effect in a  jurisdiction  other than the State of New York, the term "Code" shall mean the Uniform  Commercial Code as enacted and in effect in such other jurisdiction solely for  purposes of the  provisions  thereof  relating  to such  attachment, perfection, priority, or remedies.

            "COLLATERAL"  means,  with  respect  to  each  Debtor,  all of  such
Debtor's now owned or hereafter  acquired right,  title,  and interest in and to each of the following:

            (a) all of its Accounts,

            (b) all of its Books,

            (c) all of its commercial  tort claims  described on SCHEDULE 3.6(d)
(and any supplement thereto pursuant to SECTION 2.4(b)),

            (d) all of its Deposit Accounts,

            (e) all of its Equipment,

            (f) all of its General Intangibles,

            (g) all of its Inventory,

            (h) all of its Investment  Property (including all of its securities and Securities Accounts),

            (i) all of its Negotiable Collateral,

            (j) all of its Supporting Obligations,

            (k) money or other assets of such Debtor that now or hereafter  come into the possession, custody, or control of the Collateral Agent, and

            (l) the proceeds and products,  whether  tangible or intangible,  of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all Accounts, Books, Deposit Accounts, Equipment, General
Intangibles,  Inventory, Investment Property, Negotiable Collateral,  Supporting
Obligations,  money, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

Notwithstanding the foregoing, the term Collateral shall in no event include (a)
any  rights  under any  Account,  contract,  license or other  agreement  or any
General  Intangible,  in each case,  to the extent  that the grant of a security interest  under any  Collateral  Agreement (i) would  invalidate  the underlying rights of such Debtor in such General  Intangible,  (ii) is  prohibited  by such
Account,  contract,  license,   agreement,   intellectual  property  or  General
Intangible without the consent of any other party thereto (including  applicable
Gaming  Authorities,  Racing  Authorities,  liquor  agencies and authorities and other Governmental Authorities) (PROVIDED, that each applicable Debtor agrees to use its reasonable best efforts to obtain such  consents),  (iii) would give any other party to such Account, contract,  license, agreement or General Intangible the right to terminate  its  obligations  thereunder,  or (iv) is not  permitted without consent,  unless in each case, all necessary consents to such grant of a security  interest have been obtained from the other parties thereto;  PROVIDED,
HOWEVER,  that nothing  herein shall be intended to limit the affect of 9-406 of the Code or  otherwise  limit or restrict the  conveyance  by such Debtor of any rights  under any such  Account,  contracts,  licenses,  agreements  or  General
Intangibles to the extent which would not be violative of the restrictive  terms thereof;  or (b) cash, other than cash deposited in Deposit Accounts or Security
Accounts (collectively, the "EXCLUDED ASSETS").

            "COLLATERAL AGENT" has the meaning set forth in the preamble to this
Agreement.

            "COLLATERAL   AGENT-RELATED  PERSON"  means  the  Collateral  Agent,
together with its Affiliates,  officers,  directors,  employees,  attorneys, and agents.

            "COLLATERAL  AGENT'S  LIENS" means the Liens  granted by a Debtor to
Collateral Agent under this Agreement or the other Indenture  Documents to which such Debtor is a party.

            "COLLECTIONS" means all cash, checks, notes, instruments,  and other items of payment (including  insurance proceeds,  proceeds of cash sales, rental proceeds, and tax refunds).

            "COMMERCIAL  TORT CLAIM  ASSIGNMENT"  has the  meaning  set forth in
SECTION 4.4(b).

            "COMPANY"  has  the  meaning  set  forth  in the  preamble  to  this
Agreement.

            "CONTROL  AGREEMENT" means, with respect to the applicable Debtor, a control agreement,  in form and substance reasonably satisfactory to the lenders under the Credit Agreement or their agent if the Intercreditor Agreement is then in effect and the Collateral  Agent,  executed and delivered by (a) such Debtor,
(b) (i) such  lenders or agent for the benefit of the  Collateral  Agent for the benefit of itself  and the other  Secured  Parties or (ii) if the  Intercreditor
Agreement is not in effect,  the  Collateral  Agent,  and (c) the applicable (i)
securities intermediary (with respect to a Securities Account of such Debtor) or
(ii) bank (with respect to a Deposit Account of such Debtor).

            "CREDIT AGREEMENT" has the meaning set forth in the recitals to this
Agreement.

            "DEBTOR" and  "DEBTORS"  have the meanings set forth in the preamble to this Agreement.

            "DEPOSIT ACCOUNT" means any deposit account (as that term is defined in the Code).

            "DISPOSITION" shall have the meaning ascribed to the term Asset Sale in the Indenture,  and the words  "DISPOSE" and "DISPOSAL"  shall be interpreted similarly.

            "EQUIPMENT"  means  equipment  (as that term is defined in the Code)
and includes machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles),  computer hardware, tools, parts, and goods
(other than consumer  goods,  farm products,  or Inventory),  wherever  located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

            "EXCLUDED   ASSETS"  is  defined  in  the  definition  of  the  term
"Collateral".

            "GENERAL  INTANGIBLES"  means general  intangibles  (as that term is defined  in the Code),  including  limited  liability  and  limited  partnership interests,  payment  intangibles,  contract  rights,  rights to payment,  rights arising under common law, statutes, or regulations,  choses or things in action,
goodwill,  patents,  trade  names,  trade  secrets,  trademarks,   servicemarks,
copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists,  rights to payment and other rights under  any  royalty  or  licensing  agreements,  infringement  claims,  computer
programs,   information   contained  on  computer  disks  or  tapes,   software,
literature,  reports, catalogs,  insurance premium rebates, tax refunds, and tax refund  claims,  and any other personal  property  other than Accounts,  Deposit
Accounts, goods, Investment Property, and Negotiable Collateral.

            "GOVERNING  DOCUMENTS"  means,  with  respect  to  any  Person,  the certificate  or  articles of  incorporation,  by-laws,  or other  organizational documents of such Person.

            "GOVERNMENTAL  AUTHORITY" means any federal,  state, local, or other governmental or administrative  body,  instrumentality,  board,  department,  or agency or any court,  tribunal,  administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

            "INDEMNIFIED LIABILITIES" has the meaning set forth in SECTION 8.3.

            "INDEMNIFIED PERSON" has the meaning set forth in SECTION 8.3.

            "INDENTURE"  has the  meaning  set  forth  in the  recitals  to this
Agreement.

            "INDENTURE DOCUMENTS" means, collectively, the Indenture, the Notes, this Agreement and the other Collateral Agreements.

            "INSOLVENCY PROCEEDING" means any proceeding commenced by or against any Person under any provision of the  Bankruptcy  Code or under any other state or  federal  bankruptcy  or  insolvency  law,  assignments  for the  benefit  of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization,  arrangement, or other similar relief.

            "INTELLECTUAL  PROPERTY" means,  with respect to any Debtor,  all of such Debtor's right, title and interest in and to all of the following now owned and existing and hereafter  arising,  created or acquired  property and products and proceeds thereof:

                        (i) patents and patent applications,  including, without
            limitation,  rights in the inventions and improvements described and claimed  therein,  and those  patents  listed on  EXHIBIT A attached hereto  and  hereby  made a  part  hereof,  and  (a)  all  reissues,
            divisions,      continuations,      renewals,     extensions     and
            continuations-in-part  thereof, (b) all income, royalties,  damages, proceeds and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future  infringements  thereof, (c) the right to sue for past, present and future  infringements  thereof, and (d) all rights corresponding  thereto  throughout  the world (all of the  foregoing patents  and  applications,  together  with the items  described  in clauses  (a)-(d)  of this  clause  (i),  are  sometimes  hereinafter referred to  individually  as a "PATENT" and,  collectively,  as the
            "PATENTS"); and

                        (ii)  trademarks,  trademark  registrations,   trademark
            applications,  trade names and  tradestyles,  brand  names,  service marks,  service mark  registrations  and service mark  applications, including,  without limitation,  the trademarks,  trade names, brand names,  service marks and  applications  and  registrations  thereof listed on EXHIBIT B attached  hereto and hereby made a part  hereof, and  (a)  all  renewals  or  extensions  thereof,  (b)  all  income, royalties,  proceeds,  damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future  infringements  thereof, and (d)
            all rights  corresponding  thereto  throughout the world (all of the foregoing  trademarks,  trade names and  tradestyles,  brand  names, service marks and applications and registrations  thereof,  together with the items described in clauses (a)-(d) of this clause (ii), are sometimes hereinafter referred to individually as a "TRADEMARK" and, collectively, as the "TRADEMARKS"); and

                        (iii)   rights   under  or   interests  in  any  patent,
            trademark, or copyright license agreements with any other Person (to the extent a security interest may be granted in such rights without violating the terms of any such license  agreement;  with respect to any of the  Intellectual  Property or any other  patent,  trademark, service mark or any application or registration thereof or any other trade name or  tradestyle  between such Debtor and any other Person, whether such Debtor is a licensor or licensee under any such license agreement,  including,  without  limitation,  the licenses listed on
            EXHIBIT C attached  hereto and hereby made a part hereof (all of the foregoing license agreements and such Debtor's rights thereunder are referred to collectively as the "LICENSES"); and

                        (iv) the goodwill of such  Debtor's  business  connected
            with and symbolized by the Trademarks; and

                        (v) copyrights,  copyright  registrations  and copyright
            applications,  used in the United States and  elsewhere,  including,
            without  limitation,   the  copyright  registrations  and  copyright
            applications  listed on  EXHIBIT D  attached  hereto and made a part hereof,  and (a)  renewals or  extensions  thereof,  (b) all income, royalties,  proceeds,  damages and  payments now and  hereafter  due and/or payable with respect thereto, including,  without limitation, damages and payments for past or future  infringements  thereof, (c)
            the right to sue for past, present and future infringements thereof, and (d) all rights  corresponding  thereto throughout the world (all of the foregoing copyrights,  copyright  registrations and copyright applications,  together with the items described in clauses (a)-(d), are sometimes hereinafter  individually and/or collectively referred to as the "COPYRIGHTS"); and

                        (vi) all trade secrets,  formulas,  processes,  devices,
            know-how,  or  compilations  of  information   (including  technical
            information and non-technical information such as customer lists and marketing plans),  collectively referred to as trade secrets,  which are not available to others and which are maintained as confidential by such  Debtor,  and the  right  to  prevent  misappropriation  and
            unauthorized   disclosures  thereof  and  all  rights  corresponding
            thereto throughout the world (all of the foregoing trade secrets and associated  rights are  sometimes  hereinafter  individually  and/or collectively referred to as the "TRADE SECRETS").

            "INTERCREDITOR  AGREEMENT" has the meaning set forth in the recitals to this Agreement.

            "INVENTORY" means inventory (as that term is defined in the Code).

            "INVESTMENT  PROPERTY"  means  investment  property (as that term is defined in the Code).

            "NEGOTIABLE  COLLATERAL"  means letters of credit,  letter of credit rights,  instruments,  promissory notes,  drafts,  documents,  and chattel paper
(including electronic chattel paper and tangible chattel paper).

            "NOTES" has the meaning set forth in the recitals to this Agreement.

            "OBLIGATIONS"  means all debts,  principal,  interest (including any interest that, but for the commencement of an Insolvency Proceeding,  would have accrued),  premiums,  liabilities  (including  all  amounts  owed by any  Debtor pursuant hereto),  obligations (including  indemnification  obligations),  fees, charges,  costs,  reasonable  expenses (including any expenses that, but for the commencement  of an  Insolvency  Proceeding,  would have  accrued),  guaranties, covenants,  and  duties of any kind and  description  owing by any Debtor to the
Collateral  Agent or any other  Secured  Party  pursuant to or  evidenced by the
Indenture  Documents  and  irrespective  of  whether  for the  payment of money, whether direct or indirect,  absolute or  contingent,  due or to become due, now existing or hereafter arising,  and including all interest not paid when due and all  reasonable  expenses that any Debtor is required to pay or reimburse by the
Indenture  Documents,  by law, or otherwise.  Any reference in this Agreement to the  Obligations  shall  include  all  extensions,  modifications,  renewals  or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

            "PERMITTED   DISPOSITIONS"   means   Dispositions   consummated   in
accordance with the terms of Section 4.15 of the Indenture.

            "PERMITTED  PROTEST"  means the right of any Debtor to  protest  any
Lien  (other  than any Lien that  secures the  Obligations),  taxes  (other than payroll  taxes or taxes that are the  subject  of a United  States  federal  tax lien),  or rental  payment,  PROVIDED  that (a) a reserve  with  respect to such obligation  is  established  on the Books of such  Debtor  in such  amount as is required under GAAP, (b) any such protest is instituted  promptly and prosecuted diligently  by such  Debtor in good  faith,  and (c) while any such  protest  is pending,  there  will  be no  impairment  of the  enforceability,  validity,  or priority of any of the Collateral Agent's Liens.

            "RECORD" means information that is inscribed on a tangible medium or which  is  stored  in an  electronic  or  other  medium  and is  retrievable  in perceivable form.

            "SECURED  PARTIES" means,  collectively,  the Collateral  Agent, the
Trustee and the Holders.

            "SECURITIES  ACCOUNT"  means a  securities  account (as that term is defined in the Code).

            "SUPPORTING  OBLIGATION" means a letter-of-credit right or secondary obligation  that  supports  the payment or  performance  of an Account,  chattel paper, document, General Intangible, instrument, or Investment Property.

            "TRUSTEE"  has  the  meaning  set  forth  in the  recitals  to  this
Agreement.

            "UNITED STATES" means the United States of America.

            "VOIDABLE TRANSFER" has the meaning set forth in SECTION 12.7.

            1.2 CODE.  Any terms used in this  Agreement that are defined in the
Code shall be  construed  and defined as set forth in the Code unless  otherwise defined herein;  PROVIDED,  HOWEVER, that to the extent that the Code is used to define  any term  herein  and such  term is  defined  differently  in  different
Articles of the Code,  the  definition of such term contained in Article 9 shall govern.

            1.3  CONSTRUCTION.  Unless  the  context of this  Agreement  clearly requires otherwise, references to the plural include the singular, references to the singular  include the plural,  the terms  "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning  represented  by the  phrase  "and/or."  The words  "hereof,"  "herein,"
"hereby,"  "hereunder,"  and  similar  terms  in this  Agreement  refer  to this
Agreement  as a whole and not to any  particular  provision  of this  Agreement.
Section, subsection, clause, schedule, and exhibit references herein are to this
Agreement  unless  otherwise  specified.  Any reference in this Agreement to any agreement,  instrument,  or document shall include all alterations,  amendments,
changes,  extensions,  modifications,  renewals,  replacements,   substitutions,
joinders,  and supplements,  thereto and thereof,  as applicable (subject to any
restrictions   on   such   alterations,    amendments,    changes,   extensions,
modifications, renewals, replacements,  substitutions, joinders, and supplements set forth herein). Any reference herein to the satisfaction or repayment in full of the  Obligations  shall mean the repayment in full in cash of all Obligations other than contingent indemnification  Obligations.  Any reference herein to any
Person shall be construed to include such Person's  successors and assigns.  Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record  transmitted  shall constitute a  representation  and warranty  as to the  accuracy  and  completeness  of the  information  contained therein.

            1.4  SCHEDULES  AND  EXHIBITS.  All of the  schedules  and  exhibits attached to this Agreement shall be deemed incorporated herein by reference.

2.          CREATION OF SECURITY INTEREST.

            2.1 GRANT OF SECURITY  INTEREST.  Each Debtor  hereby  grants to the
Collateral  Agent,  for the benefit of itself and the other Secured  Parties,  a continuing  security  interest in all of its right,  title,  and interest in all currently  existing and hereafter  acquired or arising Collateral of such Debtor in  order  to  secure  prompt  repayment  of any and all of the  Obligations  in accordance with the terms and conditions of the Indenture Documents and in order to secure prompt  performance by such Debtor of each of its covenants and duties under  the  Indenture  Documents.  The  Collateral  Agent's  Liens in and to the
Collateral of such Debtor shall attach to all  Collateral of such Debtor without any further action on the part of the Collateral Agent or such Debtor.  Anything contained  in this  Agreement  or any other  Indenture  Document to the contrary notwithstanding, except for Permitted Dispositions, no Debtor has any authority, express or implied, to Dispose of any item or portion of the Collateral.

            2.2 NEGOTIABLE  COLLATERAL.  In the event that any Collateral of any
Debtor,   including  proceeds,   is  evidenced  by  or  consists  of  Negotiable
Collateral,  and to the extent that the perfection or priority of the Collateral
Agent's  security  interest is  dependent  on or enhanced  by  possession,  such
Debtor,  shall  endorse  and  deliver  physical  possession  of such  Negotiable
Collateral with an individual value in excess of $20,000 to the Collateral Agent to be administered in accordance with the terms of the Intercreditor Agreement.

            2.3  COLLECTION OF ACCOUNTS,  GENERAL  INTANGIBLES,  AND  NEGOTIABLE
COLLATERAL.  At any time after the occurrence and during the  continuation of an
Event of Default,  the Collateral  Agent or the Collateral  Agent's designee may
(a) notify Account Debtors of such Debtor that such Debtor's  Accounts,  chattel paper, or General Intangibles have been assigned to the Collateral Agent or that the  Collateral  Agent has a security  interest  therein,  or (b)  collect  such

Debtor's  Accounts,  chattel  paper,  or General  Intangibles  directly  and the collection costs and expenses  arising in connection  therewith shall be for the account of such  Debtor.  Each Debtor  agrees that it will hold in trust for the
Collateral Agent, as the Collateral Agent's trustee, any of its Collections that it receives and  immediately  will deliver such  Collections at any time that an
Event of Default is outstanding  to the Collateral  Agent in their original form as received by such Debtor (together with any necessary endorsements).

            2.4 FILING OF FINANCING STATEMENTS; COMMERCIAL TORT CLAIMS; DELIVERY
OF ADDITIONAL DOCUMENTATION REQUIRED.

            (a) Each Debtor shall and hereby  authorizes the Collateral Agent to
file  any  financing   statement   necessary  or  desirable  to  effectuate  the
transactions  contemplated  by the  Indenture  Documents,  and any  continuation statement or amendment with respect thereto,  in any appropriate  filing office;
PROVIDED,  HOWEVER,  that no such  authorization  shall  obligate the Collateral
Agent to make any such filing.

            (b) If any Debtor acquires any commercial tort claims after the date hereof for a claim of at least  $20,000,  such Debtor shall promptly (but in any event  within 5  Business  Days  after  such  acquisition)  (i)  deliver  to the
Collateral  Agent a written  description  of such  commercial  tort claim,  (ii)
execute  and  deliver a  supplement  to this  Agreement,  pursuant to which such
Debtor shall grant a perfected  security interest in all of its right, title and interest  in and to such  commercial  tort  claim to the  Collateral  Agent,  as security for the Obligations (a "COMMERCIAL  TORT CLAIM  ASSIGNMENT")  and (iii)
not in  limitation  but in  furtherance  of CLAUSE (C) below,  file a  financing statement or amendment to a previously filed and effective  financial  statement describing  such  commercial  tort claim with  sufficient  particularity  to the extent necessary to perfect the Collateral Agent's Lien therein.

            (c) Each  Debtor  shall  prepare,  execute  and  deliver  to, and if
applicable,   file,  any  and  all  financing  statements,   original  financing
statements  in  lieu  of  continuation   statements,   amendments  to  financing
statements,   fixture  filings,  security  agreements,   pledges,   assignments,
Commercial Tort Claim  Assignments,  endorsements of certificates of title,  and all  other  documents  (collectively,  the  "ADDITIONAL  DOCUMENTS")  as  may be necessary  (and to the extent the Collateral  Agent is a party thereto,  in form and  substance  reasonably  satisfactory  to the  Collateral  Agent) to  create, perfect,  and  continue  the  perfection  of  or to  improve  the  priority  the
Collateral  Agent's Liens in the Collateral of such Debtor (whether now owned or hereafter arising or acquired or tangible or intangible), or to fully consummate all of the  transactions  contemplated  hereby  and under  the  other  Indenture
Documents.  Not in limitation but in  furtherance of the foregoing,  each Debtor shall comply with its obligations in the immediately  preceding sentence as such obligations  relate to the  preparation  and  filing  by it of a Code  financing statement,  together with any applicable filing fees, within 10 days of the date hereof (or if later, the date it became a party hereto) in the applicable filing office, and following the filing thereof shall provide the Collateral Agent with evidence of the same. To the maximum  extent  permitted by applicable  law, such
Debtor authorizes the Collateral Agent to execute any such Additional  Documents in such Debtor's name and authorizes the Collateral  Agent to file such executed
Additional Documents in any appropriate filing office;  PROVIDED,  HOWEVER, that no such  authorization  shall  obligate  the  Collateral  Agent to take any such action.  In addition,  no less frequently  than annually,  each Debtor shall (i)
provide the Collateral Agent with a report of all new material  patents,  patent

applications,   trademarks,  trademark  applications,  copyrights  or  copyright applications  acquired or generated  by such Debtor  during the prior period and
(ii) cause to be  prepared,  executed,  and  delivered to the  Collateral  Agent supplemental  schedules to the applicable Collateral Agreements to identify such patents,  copyrights,  and trademarks as being subject to the security interests created thereunder; PROVIDED, HOWEVER, that no Debtor shall register or apply to register with (A) the United States Copyright Office any unregistered copyrights
(whether in  existence on the Issue Date or  thereafter  acquired,  arising,  or developed)  unless within 30 days of any such  registration  or application  for registration,  such Debtor  executes  and delivers to the  Collateral  Agent and files with the United States Copyright Office a copy of this Agreement in proper form  for  filing,  supplemental  schedules  to this  Agreement,  or such  other documentation  as  may be  necessary  in  order  to  perfect  and  continue  the perfection  of or  protect  the  Collateral  Agent's  Liens  on such  copyrights following such registration or (B) the United States Patent and Trademark Office
any unregistered  patents or trademarks  (whether in existence on the Issue Date or thereafter acquired, arising, or developed) unless within 30 days of any such registration or application for registration, the applicable Person executes and delivers to the  Collateral  Agent and files with the United  States  Patent and
Trademark  Office a copy of this  Security  Agreement in proper form for filing, supplemental schedules to this Agreement,  or such other documentation as may be necessary  in order to perfect and  continue  the  perfection  of or protect the
Collateral   Agent's  Liens  on  such  patents  or  trademarks   following  such
registration.  Each Debtor,  to the extent it executes an Intellectual  Property and Security  Agreement,  shall submit such  Intellectual  Property and Security
Agreement  for filing  with the  United  States  Copyright  Office or the United
States Patent and Trademark Office,  as applicable,  together with all necessary filing,  registration  or  similar  fees,  within  15  days  of the  date of the execution  thereof,  and  following  such  submission  thereof shall provide the
Collateral Agent with evidence of the same.

            2.5  POWER  OF  ATTORNEY.  Each  Debtor  hereby  irrevocably  makes, constitutes,  and  appoints  the  Collateral  Agent  (and any of the  Collateral
Agent's  officers,  employees,  or agents designated by the Collateral Agent) as such Debtor's true and lawful attorney, with power to (a) if such Debtor refuses to, or fails  timely to execute and deliver any of the  documents  described  in
SECTION 2.4, sign the name of such Debtor on any of the  documents  described in
SECTION  2.4,  (b) at any time  that an Event of  Default  has  occurred  and is continuing, sign such Debtor's name on any invoice or bill of lading relating to the Collateral of such Debtor,  drafts against  Account  Debtors,  or notices to
Account Debtors, (c) send requests for verification of such Debtor's Accounts at any time when an Event of Default has  occurred and is  continuing,  (d) endorse such  Debtor's  name  on  any  of  its  payment  items  (including  all  of  its
Collections) that may come into the Collateral  Agent's  possession,  (e) at any time that an Event of Default has occurred and is continuing,  make, settle, and adjust all  claims  under  such  Debtor's  policies  of  insurance  and make all determinations and decisions with respect to such policies of insurance, and (f)
at any time that an Event of Default has occurred and is continuing,  settle and adjust disputes and claims respecting such Debtor's Accounts,  chattel paper, or
General  Intangibles  directly with Account Debtors,  for amounts and upon terms that the Collateral Agent determines to be reasonable,  and the Collateral Agent may cause to be executed and  delivered  any  documents  and  releases  that the
Collateral Agent  determines to be necessary.  The appointment of the Collateral
Agent as such  Debtor's  attorney,  and each and  every  one of its  rights  and powers,  being  coupled  with  an  interest,  is  irrevocable  until  all of the
Obligations (other than contingent  indemnification  obligations) have been paid and performed in full or the Collateral Release Event shall have occurred.

                                       10

            2.6 RIGHT TO  INSPECT.  The  Collateral  Agent  (through  any of its officers, employees, or agents) shall have the right (but not the obligation) to inspect the Books and make copies or abstracts  thereof and to check,  test, and appraise  the  Collateral,  or any  portion  thereof,  in order to  verify  each
Debtor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral at such reasonable  times and intervals as the  Collateral  Agent may  designate,  and so long as no Default or Event of
Default has occurred and is continuing,  with  reasonable  prior notice.  Not in limitation  but  in  furtherance  of the  immediately  preceding  sentence,  the
Collateral  Agent shall have the right to inspect each Debtor's  premises and to
examine  such  Debtor's  books,  records  and  operations,   including,  without
limitation,  such Debtor's quality control processes, and each Debtor agrees (i)
to maintain  the quality of any and all  products in  connection  with which the material  Trademarks are used,  consistent with the quality of said products (as determined by such Debtor in its commercially  reasonable business judgment) and
(ii) to provide the Collateral  Agent,  upon the Collateral  Agent's  reasonable request  from time to time,  with a  certificate  of an officer  of such  Debtor certifying such Debtor's compliance with the foregoing.

            2.7 CONTROL  AGREEMENTS.  Each  Debtor  agrees that it will take all commercially  reasonable  steps  in order  for the  Collateral  Agent to  obtain control in accordance with Sections 8-106, 9-104, 9-105, 9-106, and 9-107 of the
Code  with  respect  to  all  of  its  Securities  Accounts,  Deposit  Accounts,
electronic  chattel paper,  Investment  Property,  and  letter-of-credit  rights
(other than Deposit  Accounts and Securities  Accounts having an average closing balance  in  excess  of (i)  $20,000,  individually,  or  (ii)  $50,000,  in the aggregate, in each case, for any five consecutive Business Day period). Upon the occurrence  and during the  continuance  of an Event of Default,  the Collateral
Agent  may  notify  any bank or  securities  intermediary  subject  to a Control
Agreement to liquidate the applicable  Deposit Account or Securities  Account or any  related  Investment  Property  maintained  or held  thereby  and  remit the proceeds thereof to the Collateral Agent.

3.          REPRESENTATIONS AND WARRANTIES.

            In  order  to  induce  the  Collateral  Agent  to  enter  into  this
Agreement, each Debtor makes the following representations and warranties to the
Collateral  Agent which shall be true,  correct,  and complete,  in all material respects,  as  of  the  date  such  Debtor  became  a  party  hereto,  and  such representations  and warranties shall survive the execution and delivery of this
Agreement:

            3.1 AS TO EQUITY INTERESTS OF SUBSIDIARIES. The Collateral comprised of Capital Stock of any Issuer that is (a) a Subsidiary of such Debtor and (b) a general  partnership,  limited  partnership or limited liability company (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not have terms expressly  providing that they are securities governed by Article
8 of the Code as in effect in the  jurisdiction in which such Issuer was formed, and  (iii)  are not  investment  company  securities,  and are  not,  therefore,
"securities" governed by Article 8 of the Code.

            3.2 NO  ENCUMBRANCES.  Such Debtor has good and marketable title to, or a valid leasehold interest in, its personal property assets and such personal property  assets of such Debtor is free and clear of Liens except for  Permitted
Liens.

                                       11

            3.3  EQUIPMENT.  All of the Equipment of such Debtor is used or held for use in its business and,  except for Equipment that is  substantially  worn, damaged or obsolete, is fit for such purposes.

            3.4  LOCATION OF  INVENTORY  AND  EQUIPMENT.  The  Inventory of such
Debtor is located at the locations  identified on SCHEDULE 3.4 (as such Schedule may be updated pursuant to SECTION 4.3).

            3.5  INVENTORY  RECORDS.  Such Debtor  keeps  correct  and  accurate records  itemizing  and  describing  the  type,  quality,  and  quantity  of its
Inventory and the book value thereof.

            3.6 STATE OF  INCORPORATION;  LOCATION  OF CHIEF  EXECUTIVE  OFFICE;
ORGANIZATIONAL IDENTIFICATION NUMBER; COMMERCIAL TORT CLAIMS.

            (a) The  jurisdiction of organization of such Debtor is set forth on
SCHEDULE 3.6(a).

            (b) The chief  executive  office of such  Debtor is  located  at the address  indicated on SCHEDULE 3.6(b) (as such Schedule may be updated  pursuant to SECTION 4.3).

            (c) Such Debtor's organizational identification numbers, if any, are identified on SCHEDULE 3.6(c).

            (d) As of the date such Debtor  became a party  hereto,  such Debtor did not hold any commercial tort claims, except as set forth on SCHEDULE 3.6(d).

            3.7 DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES.

            (a) Such Debtor is duly  organized and existing and in good standing under the laws of the  jurisdiction  of its  organization  and  qualified  to do business in any state where the failure to be so qualified  reasonably  could be expected  to have a material  adverse  effect on (A) the  properties,  business, operations,  earnings, assets, liabilities or condition (financial or otherwise)
of the Company and its  Subsidiaries,  taken as a whole, (B) the ability of such
Debtor to perform its  obligations in all material  respects under any Indenture
Document or (C) the consummation of any of the transactions  contemplated  under any of the Indenture Documents (each, a "MATERIAL ADVERSE EFFECT").

            (b) Set forth on SCHEDULE 3.7(b), is a complete and accurate list of such Debtor's direct and indirect Subsidiaries, showing: (i) the jurisdiction of their  organization,  (ii) the number of shares of each  class of Capital  Stock authorized  for  each  of  such  Subsidiaries,  and  (iii)  the  number  and the percentage  of the  outstanding  shares of each such  class  owned  directly  or indirectly  by such Debtor.  All of the  outstanding  Capital Stock of each such
Subsidiary that is a corporation has been,  validly issued and is fully paid and non-assessable.

            (c)  Except  as  set  forth  on  SCHEDULE   3.7(b),   there  are  no
subscriptions,  options,  warrants,  or calls  relating  to any  shares  of such
Debtor's  Subsidiaries'  Capital  Stock,  including  any right of  conversion or exchange  under  any  outstanding  security  or  other  instrument.  None of the
Debtor's Subsidiaries is subject to any obligation  (contingent or otherwise) to

                                       12

repurchase  or  otherwise   acquire  or  retire  any  shares  of  such  Debtor's
Subsidiaries' Capital Stock or any security convertible into or exchangeable for any such Capital Stock.

            3.8 DUE AUTHORIZATION; NO CONFLICT.

            (a) The execution,  delivery, and performance by such Debtor of this
Agreement  and the  Indenture  Agreements  to which it is a party have been duly authorized by all necessary action on the part of such Debtor.

            (b) The execution,  delivery, and performance by such Debtor of this
Agreement  and the other  Indenture  Documents to which it is a party do not and will not (i) violate any provision of federal, state, or local law or regulation applicable to such Debtor, the Governing Documents of such Debtor, or any order, judgment, or decree of any court or other Governmental Authority binding on such
Debtor,  except where such violation  could not reasonably be expected to have a
Material  Adverse  Effect,  (ii)  conflict  with,  result  in a  breach  of,  or constitute  (with  due  notice  or lapse of time or both) a  default  under  any contractual  obligation  of such  Debtor,  except such  conflict or breach which could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or  imposition  of any Lien of any nature  whatsoever upon any  properties or assets of such Debtor,  other than Permitted  Liens,  or
(iv) require any approval of the holders of such  Debtor's  Capital Stock or any approval  or consent  of any Person  under any  contractual  obligation  of such
Debtor,  other than (x) consents or approvals  that have been  obtained and that are still in force and effect and (y) those  consents and  approvals the failure to obtain could not reasonably be expected to have a Material Adverse Effect.

            (c)  Other  than  the  filing  of  financing   statements   and  the
recordation of the Mortgages,  the execution,  delivery, and performance by such
Debtor of this Agreement and the other Indenture  Documents to which such Debtor is a party  do not and will not  require  any  registration  with,  consent,  or approval  of,  or  notice  to,  or other  action  with or by,  any  Governmental
Authority, other than (x) consents or approvals that have been obtained and that are still in force and effect and (y) those  consents and  approvals the failure to obtain could not reasonably be expected to have a Material Adverse Effect.

            (d) This Agreement and the other  Indenture  Documents to which such
Debtor is a party, and all other documents contemplated hereby and thereby, when executed  and  delivered  by such Debtor  will be the legally  valid and binding obligations of such Debtor,  enforceable  against such Debtor in accordance with their  respective  terms,  except as  enforcement  may be limited  by  equitable principles or by bankruptcy, insolvency, reorganization,  moratorium, or similar laws relating to or limiting creditors' rights generally.

            (e) The  Collateral  Agent's Liens on the  Collateral of such Debtor are validly  created,  perfected,  and first  priority  Liens,  subject  only to
Permitted Liens.

            3.9 INTELLECTUAL PROPERTY.

            (a) To such Debtor's knowledge,  such Debtor owns, or holds licenses in, all  trademarks,  trade names,  copyrights,  patents and  licenses  that are
necessary  to  the  conduct  of  its  business  as  currently   conducted.   The
Intellectual  Property  listed  on  EXHIBITS  A,  B,  C,  and  D,  respectively,

                                       13

constitute all of the Registered Intellectual Property now owned by such Debtor, and the Intellectual Property listed on EXHIBIT C constitute all of the material
Licenses now owned by such Debtor.

            (b) None of the  issued  patents,  patent  applications,  registered
trademarks,   trademark   applications,   registered   copyrights  or  copyright
applications  (collectively,  the  "REGISTERED  INTELLECTUAL  PROPERTY") of such
Debtor has been adjudged  invalid or  unenforceable  nor has any such Registered
Intellectual  Property of such Debtor been  cancelled,  in whole or in part, and each such Intellectual Property of such Debtor is presently subsisting.

            (c) To the  knowledge  of  such  Debtor,  none  of the  Intellectual
Property  of such  Debtor  infringes  upon the rights or  property  of any other
Person or is currently being challenged in any way.

            (d)  There  are no  pending  or, to the  knowledge  of such  Debtor, threatened claims, litigation, proceedings or other investigations regarding any of the Intellectual Property of such Debtor.

            (e) Each of the  Intellectual  Property  material  to such  Debtor's business  is  valid  and  enforceable,  and such  Debtor  has  adopted  adequate precautions  to  protect  its Trade  Secrets  from  unauthorized  or  accidental disclosure.

            (f) Such  Debtor is the sole and  exclusive  owner of the entire and unencumbered  right,  title and interest in and to the  Registered  Intellectual
Property  of such  Debtor,  free and  clear of any  liens,  security  interests, mortgages, charges and encumbrances,  including,  without limitation,  licenses, consent-to-use  agreements,  shop rights and covenants by such Debtor not to sue third Persons (except for Permitted Liens).

            (g) Such Debtor has adopted,  used and is currently using all of the
Trademarks, and, to the knowledge of such Debtor, such Debtor's use thereof does not infringe the intellectual property rights of any person or entity.

            (h) Such Debtor has no written  notice or  knowledge of any suits or actions  commenced or threatened  with reference to or in connection with any of the Intellectual Property of such Debtor.

            (i) No trademark  opposition or cancellation  proceedings  have been filed in the prior  three  years with the  United  States  Patent and  Trademark
Office against any of the Trademarks of such Debtor.

            (j) The  Licenses of such Debtor,  complete  copies of which will be provided  to the  Collateral  Agent  at  its  request,  are  valid  and  binding agreements,  enforceable  in  accordance  with their terms  (subject,  as to the enforcement of remedies, to applicable  bankruptcy,  reorganization,  insolvency and similar laws from time to time in effect).  Each of the material Licenses of such  Debtor is in full force and effect and has not been  amended or  abrogated and,  to the  knowledge  of such  Debtor,  there is no default  under any of the
Licenses of such Debtor.

            3.10 DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS. Set forth on SCHEDULE
3.10 (as such  schedule  may be amended from time to time by such Debtor and, to the extent  required  by SECTION 2.7  consented  to by the  Collateral  Agent as

                                       14

evidenced  by  the  execution  and  delivery  by  such  Debtor,  the  applicable securities intermediary or bank and the Collateral Agent of a Control Agreement)
is a listing of all of such Debtor's Deposit  Accounts and Securities  Accounts, including, with respect to each bank or securities intermediary (a) the name and address of such Person,  and (b) the account numbers of the Deposit  Accounts or
Securities Accounts maintained with such Person.

4.          AFFIRMATIVE COVENANTS.

            Each Debtor  covenants and agrees that, until payment in full of the
Obligations   (other  than  contingent   indemnification   obligations)  or  the
occurrence  of the  Collateral  Release  Event,  such Debtor shall do all of the following:

            4.1  MAINTENANCE  OF  PROPERTIES.  Maintain  and preserve all of its properties  which are necessary or useful in the proper  conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the  provisions of all material  leases to which it is a party as lessee, so as to prevent any loss or forfeiture thereof or thereunder.

            4.2 INSURANCE.

            (a) At such Debtor's  expense,  maintain  insurance  respecting  its assets wherever located,  covering loss or damage by fire, theft, explosion, and all other  hazards  and risks and in such  amounts  as  ordinarily  are  insured against by other Persons engaged in the same or similar businesses.  Such Debtor also  shall  maintain  business  interruption,  public  liability,  and  product liability  insurance,  as well as insurance against larceny,  embezzlement,  and criminal misappropriation. Such Debtor shall deliver copies of all such policies or certificates of insurance evidencing the same to the Collateral Agent with an endorsement  naming the  Collateral  Agent as loss payee  (under a  satisfactory lender's loss payable  endorsement) or additional insured, as appropriate.  Each policy of insurance or endorsement  shall contain a clause requiring the insurer to give not less than 30 days prior written  notice to the  Collateral  Agent in the event of cancellation of any such policy for any reason whatsoever.

            (b) Such Debtor shall give the Collateral Agent prompt notice of any loss in an amount in excess of $20,000 covered by such insurance. If an Event of
Default shall have occurred and is outstanding,  the Collateral Agent shall have the exclusive  right (but not the obligation) to adjust any losses claimed under any such insurance policies,  without any liability to such Debtor whatsoever in respect of such  adjustments.  Any monies received as payment for any loss under any insurance policy mentioned above (other than liability  insurance  policies)
or as payment of any award or compensation for condemnation or taking by eminent domain, shall be deposited into a Deposit Account of such Debtor with respect to which a Control  Agreement is in effect unless directed by the Collateral  Agent to be paid  over to the  Collateral  Agent at any time an  Event of  Default  is outstanding,  in which case,  such payment shall be paid over to the  Collateral
Agent.

            (c) Such Debtor will not take out separate  insurance  concurrent in form or  contributing  in the event of loss with that  required to be maintained under this SECTION 4.2,  unless the Collateral  Agent is included  thereon as an

                                       15

additional insured or loss payee under a lender's loss payable endorsement. Such
Debtor  promptly  shall  notify the  Collateral  Agent  whenever  such  separate insurance is taken out,  specifying the insurer  thereunder and full particulars as to the  policies  evidencing  the  same,  and  copies  of  such  policies  or certificates of insurance  evidencing the same shall be promptly provided to the
Collateral Agent.

            4.3  LOCATION  OF  INVENTORY  AND  EQUIPMENT.   Keep  such  Debtor's
Inventory and Equipment only at the locations identified on SCHEDULE 3.4 and its chief  executive  offices only at the locations  identified on SCHEDULE  3.6(b);
provided,  however,  that such Debtor may amend SCHEDULE 3.4 and SCHEDULE 3.6(b)
so long as such  amendment  occurs by prompt  written  notice to the  Collateral
Agent, so long as such new location is within the  continental  United States or
Canada.

            4.4 NEW  INTELLECTUAL  PROPERTY.  If, before all Obligations  (other than contingent  indemnification  obligations) shall have been satisfied in full or the  Collateral  Release  Event shall have  occurred,  such Debtor  shall (i)
become aware of any existing Registered  Intellectual Property of such Debtor of which such Debtor has not previously  informed the Collateral Agent, (ii) obtain rights to any Registered  Intellectual Property, or (iii) become entitled to the benefit of any material  Intellectual Property which benefit is not in existence on the date hereof,  the provisions of this Agreement above shall  automatically apply thereto and such Debtor shall give to the Collateral  Agent prompt written notice  thereof.  Such Debtor shall  prepare an amendment (in form and substance reasonably  satisfactory to the Collateral Agent) to EXHIBITS A, B, C, and D, as
applicable,  to include any such  Intellectual  Property,  and such Debtor shall file or refile this Agreement with the United States Patent and Trademark Office and United States Copyright Office. Such Debtor shall promptly execute,  deliver and file with any  necessary  Governmental  Authority  any and all documents and instruments  necessary or advisable to record or preserve the Collateral Agent's interest in all Intellectual  Property added to EXHIBITS A, B, C, and D pursuant to this Section.

            4.5 DUTIES OF SUCH  DEBTOR.  Such Debtor  shall have the duty to the extent  commercially  reasonable  and  in  such  Debtor's  good  faith  business judgment,  desirable: (i) to file and prosecute diligently any patent, trademark or service  mark  applications  of such Debtor  pending as of the date hereof or
hereafter   until  all  Obligations   (other  than  contingent   indemnification
obligations)  shall have been paid in full or the Collateral Release Event shall have occurred,  (ii) except as otherwise  provided in the Indenture or any other
Indenture  Document,  to  preserve  and  maintain  all  rights  in the  material
Intellectual  Property  of such  Debtor  (including,  but not  limited  to, with respect to  Trademarks,  the filing of affidavits of use and,  incontestability, where  applicable,  under ss.ss.8 and 15 of the Lanham Act (15 U.S.C.  ss. 1058,
1065) and  renewals  and,  to the  extent  commercially  reasonable,  initiating opposition or cancellation  proceedings or litigation  against users of the same or  confusingly  similar marks who seriously  threaten the validity or rights of such Debtor in its material Trademarks), and (iii) to ensure that the Registered
Intellectual Property of such Debtor is and remains enforceable.  The Collateral
Agent shall be  reimbursed  for all such  reasonable  costs and  expenses.  Such
Debtor shall not knowingly or unreasonably  abandon any right to file a material patent,  trademark or service mark  application,  or abandon any pending  patent application,  or any other material Intellectual Property, of such Debtor unless such Debtor,  in the exercise of its commercially  reasonable  business judgment determines  that such  abandonment  will not  materially  and adverse effect its business.

                                       16

            4.6 FOREIGN PATENTS,  COPYRIGHTS AND TRADEMARKS. Upon the occurrence and  during  the  continuance  of an Event of  Default,  at the  request  of the
Collateral  Agent  and  at  the  sole  cost  and  expense  (including,   without
limitation,  reasonable  attorneys' fees) of such Debtor, such Debtor shall take all  actions  and  execute  and  deliver  any and all  instruments,  agreements,
assignments,   certificates   and/or  documents,   reasonably  required  by  the
Collateral  Agent to  collaterally  assign any and all of such Debtor's  foreign patent,  copyright and trademark  registrations  and  applications  now owned or hereafter  acquired to and in favor of the Collateral  Agent. Upon the execution and  delivery  of any  such  collateral  assignments  or  documents,  the  terms
"Patents",  "Copyrights",  and  "Trademarks" as used herein with respect to such
Debtor shall  automatically  be deemed  amended to include such foreign  patent, copyright  and  trademark  registrations  and  applications  without  any action required by any person or entity.

            4.7 POST-CLOSING  INTELLECTUAL PROPERTY SEARCHES.  Each Debtor shall provide  to the  Collateral  Agent  true and  complete  copies  of  intellectual property searches from the United States Patent and Trademark Office relating to such Debtor within 30 days of the date hereof.

5.          NEGATIVE COVENANTS.

            Each Debtor  covenants and agrees that,  until the  Obligations  are paid and performed in full (other than contingent  indemnification  obligations)
or the Collateral Release Event shall have occurred, such Debtor will not do any of the following:

            5.1 DISPOSAL OF ASSETS. Other than Permitted  Dispositions,  Dispose of any of such Debtor's assets.

            5.2  CHANGE  NAME.   Change  such  Debtor's   name,   organizational
identification  number, state of organization or organizational  identity unless such Debtor shall within ten Business  Days of any such change  provide  written notice to the Collateral Agent of such change and file any financing  statements or amendments  thereto  necessary to continue the perfection and priority of the
Collateral Agent's Liens.

            5.3 DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS.  Maintain, on or after the date that is 30 days  following  the Issue  Date,  any  Deposit  Account  or
Securities  Account having an average  closing balance in excess of (i) $20,000, individually,  or (ii) $50,000,  in the  aggregate,  in each case,  for any five consecutive Business Day period unless such Debtor and the applicable securities intermediary  or bank have  entered  into a  Control  Agreement  governing  such
Deposit Account or Securities  Account,  as the case may be, in order to perfect or improve the priority the Collateral Agent's Liens therein.

            5.4 RESTRICTIONS ON FUTURE AGREEMENTS. Except as otherwise permitted pursuant to the Indenture,  without the prior written  consent of the Collateral
Agent, Dispose,  grant a Lien on, encumber or assign any or all of, or grant any license or  sublicense  under  (other than as  commercially  reasonable  in such
Debtor's  good faith  business  judgment),  the  Intellectual  Property  of such
Debtor,  or enter into any other  agreement  with  respect  to the  Intellectual
Property  of such  Debtor,  and such  Debtor  further  agrees  that it shall not knowingly  take any action or knowingly  permit any action to be taken by others
subject  to  its   control,   including,   without   limitation,   licensees  or

                                       17

sublicensees,  or  knowingly  fail to take any action,  which  would  materially adversely  affect the validity or enforcement  of the Collateral  Agent's rights subject to this Agreement, other than in the ordinary course of business.

6.          COLLATERAL AGENT'S RIGHTS AND REMEDIES.

            6.1  RIGHTS  AND  REMEDIES.  Upon the  occurrence,  and  during  the continuation,  of an Event of Default, the Collateral Agent (at its election (or at the direction of the Holders holding a majority in aggregate principal amount of the Notes but without notice of its election (or such  direction) and without demand) may (but shall not be obligated to) do any one or more of the following, all of which are authorized by each Debtor:

            (a) Proceed  directly  and at once,  without  notice,  against  such
Debtor to collect and recover the full amount or any portion of the Obligations, without first  proceeding  against any other Debtor,  or against any security or collateral  for the  Obligations;

            (b) Settle or adjust disputes and claims directly with such Debtor's
Account Debtors for amounts and upon terms which the Collateral  Agent considers advisable;

            (c) Cause such Debtor to hold all of its returned Inventory in trust for the Collateral  Agent and segregate all such Inventory from all other assets of such Debtor or in such Debtor's possession;

            (d) Without notice to or demand upon such Debtor, make such payments and do such acts as the Collateral  Agent  considers  necessary or reasonable to protect its security interests in the Collateral (including, without limitation, in connection with the filing or recording of any documents (including all taxes in  connection  therewith)  in public  offices,  the payment or discharge of any taxes, counsel fees, maintenance fees,  encumbrances or otherwise in protecting, maintaining  or  preserving  the  Intellectual  Property of such  Debtor,  or in defending or prosecuting any actions or proceedings arising out of or related to the  Intellectual  Property of such  Debtor,  shall be borne by and paid by such
Debtor on demand by the  Collateral  Agent on behalf of the Secured  Parties and until so paid shall bear interest at the "default rate of interest" set forth in the Indenture).  Such Debtor agrees to assemble the Collateral if the Collateral
Agent so requires,  and to make the Collateral available to the Collateral Agent at a  place  that  the  Collateral  Agent  may  designate  which  is  reasonably convenient to both parties. Such Debtor authorizes the Collateral Agent to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase,  contest, or compromise any Lien that conflicts with the priority of the Collateral Agent's Liens in and to the  Collateral  and to pay all expenses  incurred in  connection  therewith, which expenses  shall be for the account of such Debtor.  With respect to any of such Debtor's owned or leased premises, such Debtor hereby grants the Collateral
Agent a license  to enter into  possession  of such  premises  and to occupy the same,  without charge, in order to exercise any of the Collateral Agent's rights or remedies provided herein, at law, in equity, or otherwise;

            (e)  Without  notice to such Debtor  (such  notice  being  expressly waived),  and without  constituting  an acceptance of any  collateral in full or partial  satisfaction of an obligation (within the meaning of the Code), set off and apply to the  Obligations  any and all (i)  balances  and  deposits  of such
Debtor held by the Collateral  Agent, or (ii)  Indebtedness at any time owing to or for the credit or the account of such Debtor held by the Collateral Agent;

                                       18

            (f) Hold, as cash  collateral,  any and all balances and deposits of such Debtor held by the Collateral  Agent to secure the full and final repayment of all of the Obligations (other than contingent indemnification obligations);

            (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale,  advertise for sale, and sell (in the manner  provided for herein) the
Collateral of such Debtor.  Such Debtor hereby grants to the Collateral  Agent a license or other right to use, without charge,  such Debtor's  labels,  patents,
copyrights,   trade  secrets,  trade  names,  trademarks,   service  marks,  and
advertising  matter,  or any property of a similar nature, as it pertains to the
Collateral of such Debtor,  in completing  production of,  advertising for sale, and selling any  Collateral  of such Debtor and such  Debtor's  rights under all licenses and all  franchise  agreements  shall inure to the  Collateral  Agent's benefit;

            (h) Sell all or any part of the  Collateral of such Debtor at either a  public  or  private  sale,  or  both,  by way of one  or  more  contracts  or transactions, for cash or on terms, in such manner and at such places (including such Debtor's premises) as is commercially reasonable.  It is not necessary that such Collateral of such Debtor be present at any such sale;

            (i) Except in those  circumstances where no notice is required under the Code,  the  Collateral  Agent  shall give notice of the  disposition  of the
Collateral of such Debtor as follows:

                        (i) The Collateral Agent shall give such Debtor a notice
            in writing of the time and place of public sale,  or, if the sale is a private sale or some other disposition other than a public sale is to be made of the  Collateral  of such Debtor,  the time on or after which the private sale or other disposition is to be made; and

                        (ii) The notice shall be personally delivered or mailed,
            postage  prepaid,  to such Debtor as provided in SECTION 9, at least
            10 days before the  earliest  time of  disposition  set forth in the notice;  no notice needs to be given prior to the disposition of any portion of the  Collateral  of such  Debtor  that is  perishable  or threatens  to  decline  speedily  in  value  or  that  is of a  type customarily sold on a recognized market;

            (j) The  Collateral  Agent or any other Secured Party may credit bid and purchase at any public sale;

            (k) The Collateral  Agent may seek the  appointment of a receiver or keeper to take possession of all or any portion of the Collateral of such Debtor or to operate same and, to the maximum extent  permitted by applicable  law, may seek the appointment of such a receiver  without the requirement of prior notice or a hearing;

            (l) The use by the  Collateral  Agent for the benefit of the Secured
Parties of all  Intellectual  Property of such Debtor shall be worldwide  and as extensive as the rights of such Debtor to use such Intellectual Property of such
Debtor,  and without any liability  for royalties or other related  charges from the Collateral Agent or the other Secured Parties to such Debtor, solely for the purpose of  completing  production  of,  advertising  for sale and  selling  any
Intellectual Property.

                                       19

            (m) The  Collateral  Agent for the  benefit of the  Secured  Parties shall have the right, but shall in no way be obligated, to bring suit in its own name to  enforce  the  Intellectual  Property  of such  Debtor,  only  after the
Collateral  Agent has tendered  notice to such Debtor of the Collateral  Agent's desire to initiate  such suit and such Debtor has  declined in writing to itself pursue such suit,  and, if the  Collateral  Agent shall  commence any such suit, such Debtor shall, at the request of the Collateral Agent, do any and all lawful acts  and  execute  any and all  proper  documents  and  instruments  reasonably required by the Collateral  Agent for the benefit of the Secured  Parties in aid of such enforcement.

            (n) The Collateral Agent shall have the right and be authorized (but not obligated) to (i) endorse such Debtor's name on all applications, documents, papers and  instruments  necessary or desirable for the Collateral  Agent in the use of the Intellectual  Property of such Debtor, or (ii) take any other actions with respect to the Intellectual Property of such Debtor as the Collateral Agent deems in its commercially  reasonable judgment to be in the best interest of the
Secured Parties, or (iii) grant or issue any exclusive or non-exclusive  license under the Intellectual  Property of such Debtor to any person or entity, or (iv)
assign, pledge, sell, convey or otherwise transfer title in or dispose of any of the Intellectual Property of such Debtor to any person or entity.

            (o) The  Collateral  Agent shall have all other  rights and remedies available at law or in equity or pursuant to any other Indenture Document; and

            (p) Be entitled to any deficiency  that exists after  disposition of the  Collateral  as provided  above by immediate  payment from each Debtor.  Any excess will be  returned,  without  interest  and subject to the rights of third
Persons, by Collateral Agent to the applicable Debtor.

            Beyond the exercise of reasonable care in the custody  thereof,  the
Collateral  Agent shall have no duty as to any  Collateral in its  possession or control  or in the  possession  or  control of any agent or bailee or any income thereon  or as to  preservation  of rights  against  prior  parties or any other rights pertaining  thereto and the Collateral Agent shall not be responsible for filing any  financing or  continuation  statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining  the  perfection  of any security  interest in the  Collateral.  The
Collateral  Agent  shall be  deemed  to have  exercised  reasonable  care in the custody of the  Collateral  in its  possession  if the  Collateral  is  accorded treatment  substantially  equal to that which it accords  its own  property  and shall not be liable or  responsible  for any loss or  diminution in the value of any of the  Collateral,  by  reason  of the  act  or  omission  of any  carrier, forwarding  agency or other agent or bailee selected by the Collateral  Agent in good faith.

            The  Collateral  Agent shall not be  responsible  for the existence, genuineness or value of any of the  Collateral or for the validity,  perfection, priority  or  enforceability  of the  Liens  in any of the  Collateral,  whether impaired  by  operation  of law or by reason of any of any action or omission to act on its  part  hereunder,  except  to the  extent  such  action  or  omission constitutes gross negligence or willful misconduct on the part of the Collateral
Agent,  for the validity or  sufficiency  of the  Collateral or any agreement or assignment contained therein, for the validity of the title of the Debtor to the
Collateral,  for insuring the  Collateral or for the payment of taxes,  charges, assessments or Liens upon the  Collateral or otherwise as to the  maintenance of

                                       20

the Collateral.  The Collateral Agent shall have no duty to ascertain or inquire as to the  performance  or  observance  of any of the  terms  of  this  Security
Agreement or the Indenture Documents by the Debtors.

            6.2 REMEDIES  CUMULATIVE.  The rights and remedies of the Collateral
Agent  under  this  Agreement,  the  other  Indenture  Documents,  and all other agreements shall be cumulative. The Collateral Agent shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity.  No exercise  by the  Collateral  Agent of one right or remedy  shall be deemed  an  election,  and no  waiver  by the  Collateral  Agent of any Event of
Default shall be deemed a continuing  waiver.  No delay by the Collateral  Agent shall constitute a waiver, election, or acquiescence by it.

7.          TAXES AND EXPENSES.

            If any Debtor fails to pay any monies (whether  taxes,  assessments, rents, insurance premiums, or, in the case of leased properties or assets, rents or other amounts  payable under such leases) due to third  Persons,  or fails to make any deposits or furnish any required  proof of payment or deposit,  in each case,  to the  extent  required  under the terms of this  Agreement,  then,  the
Collateral  Agent,  in its sole  discretion  and  without  prior  notice to such
Debtor, may (but shall not be obligated to) do any or all of the following:  (a)
make  payment of the same or any part  thereof or (b) in the case of the failure to comply with  SECTION 4.2  hereof,  if an Event of Default  shall occur and be continuing,  obtain and  maintain  insurance  policies of the type  described in
SECTION 4.2 and take any action with respect to such policies as the  Collateral
Agent  deems  prudent.  Any such  amounts  paid by the  Collateral  Agent  shall constitute Obligations owing to the Collateral Agent and any such payments shall not constitute an agreement by the Collateral  Agent to make similar payments or deposits  in the  future  or a waiver  by the  Collateral  Agent of any Event of
Default under this  Agreement.  The Collateral  Agent need not inquire as to, or contest the validity of, any such  expense,  tax, or Lien and the receipt of the usual official notice for the payment thereof shall be conclusive  evidence that the same was validly due and owing.

8.          WAIVERS; INDEMNIFICATION.

            8.1 DEMAND;  PROTEST. Each Debtor waives demand,  protest, notice of protest,  notice of  default or  dishonor,  notice of  payment  and  nonpayment, nonpayment at maturity, release, compromise,  settlement,  extension, or renewal of documents, instruments, chattel paper, and guarantees at any time held by the
Collateral Agent on which such Debtor may in any way be liable.

            8.2 COLLATERAL AGENT'S LIABILITY FOR COLLATERAL OF EACH DEBTOR. Each
Debtor hereby agrees that: (a) so long as the Collateral Agent complies with its obligations,  if any, under the Code, the Collateral  Agent shall not in any way or manner be liable or responsible for: (i) the safekeeping of the Collateral of such Debtor,  (ii) any loss or damage thereto occurring or arising in any manner or fashion from any cause,  (iii) any diminution in the value  thereof,  or (iv)
any act or default of any carrier,  warehouseman,  bailee, forwarding agency, or other Person, and (b) all risk of loss, damage, or destruction of the Collateral of such Debtor shall be borne by such Debtor.

                                       21

            8.3 INDEMNIFICATION.  Each Debtor shall, jointly and severally, pay, indemnify,  defend,  and hold the Collateral  Agent-Related  Persons  (each,  an
"INDEMNIFIED PERSON") harmless (to the fullest extent permitted by law) from and
against  any  and  all  claims,   demands,   suits,   actions,   investigations,
proceedings,  and damages,  and all reasonable  attorneys fees and disbursements and other costs and expenses  actually  incurred in  connection  therewith or in connection  with the enforcement of this  indemnification  (as and when they are incurred and  irrespective  of whether suit is  brought),  at any time  asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution,  delivery,  enforcement,  performance, or administration  (including any  restructuring or workout with respect hereto) of this  Agreement,  any of the  other  Indenture  Documents,  or the  transactions contemplated  hereby or  thereby,  and (b) with  respect  to any  investigation, litigation,  or  proceeding  related to this  Agreement  or any other  Indenture
Document,  or any act,  omission,  event,  or circumstance in any manner related thereto (all the foregoing,  collectively,  the "INDEMNIFIED LIABILITIES").  The foregoing to the contrary notwithstanding,  such Debtor shall have no obligation to any Indemnified Person under this SECTION 8.3 with respect to any Indemnified
Liability  that a court of competent  jurisdiction  finally  determines  to have resulted  from the gross  negligence or willful  misconduct of such  Indemnified
Person.  This provision  shall survive the termination of this Agreement and the repayment in full of the Obligations or the occurrence of the Collateral Release
Event.  If any  Indemnified  Person  makes any payment to any other  Indemnified
Person  with  respect to an  Indemnified  Liability  as to which such Debtor was required to  indemnify  the  Indemnified  Person  receiving  such  payment,  the
Indemnified  Person  making  such  payment is  entitled  to be  indemnified  and reimbursed  by  such  Debtor  with  respect  thereto.  WITHOUT  LIMITATION,  THE
FOREGOING  INDEMNITY  SHALL APPLY TO EACH  INDEMNIFIED  PERSON  WITH  RESPECT TO
INDEMNIFIED  LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF
ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.

9.          NOTICES.

            All notices and other  communications  hereunder to Collateral Agent shall be in writing and shall be mailed,  sent or delivered in  accordance  with the Indenture and all notices and other  communications  hereunder to any Debtor shall be in writing and shall be mailed, sent or delivered in care of Company in accordance with the Indenture.

10.         CHOICE OF LAW; JURY TRIAL WAIVER.

            (a) THIS AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE  LAWS OF THE  STATE OF NEW  YORK,  AS  APPLIED  TO  CONTRACTS  MADE AND
PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT
OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE  JURISDICTION OF THE
COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR  PROCEEDING  ARISING  OUT OF OR
RELATING TO THIS AGREEMENT.

            (b) EACH DEBTOR HEREBY  IRREVOCABLY  WAIVES,  TO THE FULLEST  EXTENT
PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING
OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS  CONTEMPLATED BY
THIS AGREEMENT.

                                       22

11.         AMENDMENTS; WAIVERS.

            11.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this  Agreement,  and no consent with respect to any  departure by any Debtor herefrom,  shall be effective  unless the same shall be in writing and signed by the  Collateral  Agent and such Debtor and then any such waiver or consent shall be  effective  only in the specific  instance  and for the specific  purpose for which given.

            11.2 NO WAIVERS;  CUMULATIVE REMEDIES.  No failure by the Collateral
Agent to exercise any right, remedy, or option under this Agreement or any other
Indenture  Document,  or delay by the  Collateral  Agent in exercising the same, will  operate as a waiver  thereof.  No waiver by the  Collateral  Agent will be effective  unless it is in  writing,  and then only to the  extent  specifically stated.  No waiver  by the  Collateral  Agent on any  occasion  shall  affect or diminish the Collateral  Agent's rights thereafter to require strict performance by each Debtor of any provision of this Agreement. The Collateral Agent's rights under this  Agreement and the other  Indenture  Documents will be cumulative and not exclusive of any other right or remedy that the Collateral Agent may have.

12.         GENERAL PROVISIONS.

            12.1  EFFECTIVENESS.  This  Agreement  shall be  binding  and deemed effective when executed by each Debtor and the Collateral Agent.

            12.2 SUCCESSORS.  This Agreement shall bind and inure to the benefit of the  respective  successors  and  assigns of each of the  parties;  PROVIDED,
HOWEVER,  that no party  may  assign  this  Agreement  or any  rights  or duties hereunder other than pursuant to the terms of the Indenture.

            12.3  SECTION  HEADINGS.  Headings  and numbers  have been set forth herein for  convenience  only.  Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

            12.4 INTERPRETATION;  GOVERNMENT REGULATION.  Neither this Agreement nor  any  uncertainty  or  ambiguity  herein  shall  be  construed  against  the
Collateral Agent, any other Secured Party or any Debtor,  whether under any rule of construction or otherwise.  On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted  according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

            12.5  SEVERABILITY  OF PROVISIONS.  Each provision of this Agreement shall be severable from every other  provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

            12.6  COUNTERPARTS;  ELECTRONIC  EXECUTION.  This  Agreement  may be
executed  in any number of  counterparts  and by  different  parties on separate counterparts,  each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same  Agreement.  Delivery of an executed  counterpart  of this Agreement by telefacsimile  or other  electronic  method of transmission  shall be equally as

                                       23

effective as delivery of an original executed counterpart of this Agreement. Any party  delivering an executed  counterpart of this Agreement by telefacsimile or other electronic  method of transmission also shall deliver an original executed counterpart  of this  Agreement but the failure to deliver an original  executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

            12.7 REVIVAL AND REINSTATEMENT OF OBLIGATIONS.  If the incurrence or payment of the  Obligations  by any Debtor or the  transfer by any Debtor to the
Collateral  Agent  of  any  property  of  such  Debtor  should  for  any  reason subsequently  be declared to be void or voidable  under any state or federal law relating to  creditors'  rights,  including  provisions of the  Bankruptcy  Code
relating  to  fraudulent   conveyances,   preferences,   or  other  voidable  or
recoverable  payments  of  money  or  transfers  of  property  (collectively,  a
"VOIDABLE  TRANSFER"),  and if the  Collateral  Agent  is  required  to repay or restore,  in whole or in part,  any such Voidable  Transfer,  or elects to do so upon the  reasonable  advice  of its  counsel,  then,  as to any  such  Voidable
Transfer,  or the amount thereof that the Collateral Agent is required or elects to repay or restore,  and as to all reasonable  costs,  expenses,  and attorneys fees of the  Collateral  Agent  related  thereto,  the  liability of such Debtor automatically  shall be revived,  reinstated,  and  restored  and shall exist as though such Voidable Transfer had never been made.

            12.8 INTEGRATION.  This Agreement, together with the other Indenture
Documents,  reflects the entire understanding of the parties with respect to the transactions  contemplated  hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

            12.9  DEBTORS  REMAIN  LIABLE.   Anything  herein  to  the  contrary
notwithstanding:

                        (a) Debtors will remain  liable under the  contracts and
            agreements  included  in the  Collateral  to the  extent  set  forth therein,  and will perform all of their duties and obligations under such  contracts  and  agreements  to  the  same  extent  as if  this
            Agreement had not been executed;

                        (b)  the  exercise  by  Collateral  Agent  of any of its
            rights  hereunder will not release any Debtor from any of its duties or obligations  under any such  contracts or agreements  included in the Collateral; and

            (a) none of  Collateral  Agent,  the Trustee or any Holder will have any  obligation or liability  under any contracts or agreements  included in the
Collateral by reason of this Agreement, nor will any such Person be obligated to perform any of the obligations or duties of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            12.10 COLLATERAL COMPRISED OF EQUITY INTERESTS OF SUBSIDIARIES.  The
provisions of the Pledge  Agreement,  as they relate to Collateral  comprised of
Equity Interests of Issuers that are Subsidiaries of any Debtor are incorporated by reference herein, MUTATIS MUTANDIS.

            12.11 CONTINUING  SECURITY  INTEREST.  This Agreement shall create a continuing  security  interest in the Collateral  and shall:  (i) remain in full force and  effect  until the  payment  in full of all  Obligations  (other  than

                                       24

contingent  indemnification  obligations)  or the  occurrence of the  Collateral
Release  Event except as otherwise  provided in the  Indenture;  (ii) be binding upon each Debtor and its successors and assigns, except as otherwise provided in the  Indenture;  and (iii)  inure to the  benefit  of  Collateral  Agent and its
successors,   transferees,  and  assigns.  Upon  the  payment  in  full  of  all
Obligations   (other  than  contingent   indemnification   obligations)  or  the
occurrence of the  Collateral  Release  Event,  the security  interests  granted herein shall  automatically  terminate  and all rights to the  Collateral  shall revert to the applicable  Debtor.  Upon any termination of any security interest referred to in this SECTION 12.11,  Collateral Agent will, at Debtors'  expense,
execute  and  deliver  to  each  Debtor   such   documents   without   recourse,
representation  or warranty as such Debtor shall reasonably  request to evidence such termination.

            12.12 SECURITY INTEREST ABSOLUTE. To the maximum extent permitted by law, all rights of Collateral Agent, all security interests  hereunder,  and all obligations  of each  Debtor  hereunder,  shall be  absolute  and  unconditional irrespective of:

            (a) any lack of validity or enforceability of any of the Obligations or any other  agreement or  instrument  relating  thereto,  including any of the
Indenture Documents;

            (b) any change in the time,  manner,  or place of payment  of, or in any other  term of, all or any of the  Obligations,  or any other  amendment  or waiver of or any consent to any departure  from any of the Indenture  Documents, or any other agreement or instrument relating thereto;

            (c)  any  exchange,   release,   or   non-perfection  of  any  other
collateral,  or any release or  amendment  or waiver of or consent to  departure from any guaranty for all or any of the Obligations; or

            (d) any  other  circumstances  that  might  otherwise  constitute  a defense available to, or a discharge of, any Debtor.

To the maximum  extent  permitted by law, each Debtor hereby waives any right to require  Collateral  Agent to: (A) proceed  against or exhaust any security held from such Debtor;  or (B) pursue any other remedy in  Collateral  Agent's  power whatsoever.

            12.13 POSTPONEMENT OF SUBROGATION. Each Debtor hereby agrees that it will not  exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation,  reimbursement or otherwise, until the prior payment in full of all Obligations (other than contingent  indemnification obligations) or the occurrence of the Collateral  Release Event.  Subject to the terms of the Intercreditor  Agreement,  any amount paid to any Debtor on account of any payment made  hereunder  prior to the payment in full of all  Obligations
(other than  contingent  indemnification  obligations)  or the occurrence of the
Collateral  Release  Event shall be held in trust for the benefit of  Collateral
Agent,  the Holders and the Trustee and shall  immediately be paid to Collateral
Agent, to be distributed to the Trustee for application against the Obligations, whether matured or unmatured,  in accordance with the terms of the Indenture. In furtherance  of the  foregoing,  for so  long  as any  Obligations  (other  than contingent  indemnification  obligations)  remain  outstanding or the Collateral
Release Event shall not have occurred, each Debtor shall refrain from taking any action or commencing any proceeding  against Company or any other Debtor (or any

                                       25

of  their  respective  successors  or  assigns,  whether  in  connection  with a
Insolvency  Proceeding  or  otherwise)  to  recover  any  amounts  in respect of payments  made under this  Agreement  to  Collateral  Agent,  the Trustee or any
Holder.

            12.14  APPLICABLE  GAMING LAWS. The Collateral  Agent  acknowledges, understands  and agrees on behalf of itself and the other  Secured  Parties that the Gaming  Laws and Racing Laws may impose  certain  licensing  or  transaction approval  requirements  prior to the exercise of the rights and remedies granted to it under this Agreement with respect to the Collateral  subject to the Gaming
Laws or Racing Laws. All rights, remedies, and powers provided in this Agreement relative to the Collateral may be exercised only to the extent that the exercise thereof does not violate any  applicable  mandatory  provision of the applicable
Gaming Laws or Racing Laws and all provisions of this Agreement  relative to the
Collateral are intended to be subject to all applicable  mandatory provisions of the applicable Gaming Laws or Racing Laws and to be limited solely to the extent
necessary  to  not  render  the   provisions  of  this   Agreement   invalid  or
unenforceable,  in whole or in part.  Notwithstanding the immediately  preceding sentence:

            (a) if any consent  under the Gaming Laws or Racing Laws is required in  connection  with the taking of any of the actions  which may be taken by the
Collateral  Agent in the  exercise  of its rights  hereunder,  then each  Debtor agrees to use its best efforts to secure such consent and to cooperate  with the
Collateral  Agent in obtaining any such  consent,  and upon the  occurrence  and during the  continuation  of any Event of Default,  each Debtor  shall  promptly
execute   and/or  cause  the  execution  of  all   applications,   certificates,
instruments,  and other  documents and papers that the  Collateral  Agent may be required  to file in order to obtain any  necessary  approvals  under the Gaming
Laws or Racing  Laws,  and if such  Debtor  fails or  refuses  to  execute  such documents,  the Collateral Agent or the court with jurisdiction may execute such documents on behalf of such Debtor; and

            (b) or any  other  provision  of  this  Agreement  to the  contrary, nothing  in this  Agreement  shall (i)  effect  any  transfer  of any  ownership interest  in a Debtor or (ii)  effect any  transfer,  sale,  purchase,  lease or hypothecation  of,  or  any  borrowing  or  loaning  of  money  against,  or any establishment  of any voting trust  agreement or other  similar  agreement  with respect to any  certificate  of suitability  or any owner's  license  heretofore issued to any  person,  including  any  Debtor,  under any of the Gaming Laws or
Racing Laws.

            12.15 FURTHER ASSURANCES.  Each Debtor agrees to execute and deliver such further agreements,  instruments and documents, and to perform such further acts,  as the  Collateral  Agent shall  reasonably  request from time to time in order to carry  out the  purpose  of this  Agreement  and  agreements  set forth herein. Each Debtor agrees, that to the extent it has any Intellectual  Property described  in  EXHIBIT  A, B or C, if it does not file a copy of this  Agreement with the United  States  Patent  and  Trademark  Office  and the  United  States
Copyright Office, as applicable, the Collateral Agent shall be entitled (but not obligated)  to so file  this  Agreement  at the sole  cost and  expense  of such
Debtor.

            12.16 INTERCREDITOR  AGREEMENT. If the Intercreditor Agreement is in
effect,

            (a) the Liens granted hereunder in favor of Collateral Agent for the benefit of itself,  the Trustee and the Holders in respect of the Collateral and the exercise of any right  related  thereto  thereby  shall be subject,  in each case, to the terms of the Intercreditor Agreement;

                                       26

            (b) in the event of any direct  conflict  between the express  terms and provisions of this Agreement and of the Intercreditor  Agreement,  the terms and provisions of the Intercreditor Agreement shall control; and

            (c)  notwithstanding  anything to the contrary herein, any provision hereof that  requires  any Debtor to (i) deliver any  Collateral  to  Collateral
Agent  or (ii)  provide  that  the  Collateral  Agent  have  control  over  such
Collateral  may be  satisfied  by (A) the  delivery of such  Collateral  by such
Debtor to the lenders under the Credit  Agreement or their agent for the benefit of the Collateral  Agent for the benefit of itself and the other Secured Parties pursuant to Section 3.02 of the  Intercreditor  Agreement and (B) providing that the lenders  under the Credit  Agreement or their agent be provided with control with respect to such Collateral of such Debtor for the benefit of the Collateral
Agent for the  benefit  of itself  and the other  Secured  Parties  pursuant  to
Section 3.02 of the Intercreditor Agreement.

                          [Signature pages to follow.]

                                       27

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                            EMPIRE RESORTS, INC.

                                            By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:   Scott A. Kaniewski
                                                Title:  Chief Financial Officer

                                            GUARANTORS:

                                            ALPHA MONTICELLO, INC.

                                            By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:   Scott A. Kaniewski
                                                Title:  President

                                            ALPHA CASINO MANAGEMENT INC.

                                            By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:   Scott A. Kaniewski
                                                Title:  President

                                            MOHAWK MANAGEMENT, LLC

                                            By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:   Scott A. Kaniewski
                                                Title:  Manager

                                            MONTICELLO CASINO MANAGEMENT, LLC

                                            By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:   Scott A. Kaniewski
                                                Title:  Manager

                                            MONTICELLO RACEWAY DEVELOPMENT
                                            COMPANY, LLC

                                            By: /s/ Scott A. Kaniewski
                                                --------------------------------
                                                Name:   Scott A. Kaniewski
                                                Title:  Manager

                                            MONTICELLO RACEWAY MANAGEMENT, INC.

                                            By: /s/ Marc Marasco
                                                --------------------------------
                                                Name:   Marc Marasco
                                                Title:  VP-Finance

                                            COLLATEAL AGENT:

                                            THE BANK OF NEW YORK

                                            By: /s/ Robert A. Massimillo
                                                --------------------------------
                                                Name:   Robert A. Massimillo
                                                Title:  Vice President

                                  SCHEDULE 3.4
                       LOCATION OF INVENTORY AND EQUIPMENT

            All debtors  inventory and  equipment are located at c/o  Monticello
Raceway, Rt. 17B, P.O. Box 5013, Monticello, New York, 12701.

                                 SCHEDULE 3.6(a)
                          JURISDICTION OF ORGANIZATION

 DEBTOR                                             JURISDICTION OF ORGANIZATION
 ------                                             ----------------------------
 Empire Resorts, Inc.                               Delaware
 Alpha Monticello, Inc.                             Delaware
 Alpha Casino Management Inc.                       Delaware
 Monticello Casino Management, LLC                  New York
 Mohawk Management, LLC                             New York
 Monticello Raceway Development Company, LLC        New York
 Monticello Raceway Management, Inc.                New York

                                 SCHEDULE 3.6(b)
                       LOCATION OF CHIEF EXECUTIVE OFFICE

            All debtors chief  executive  offices are located at c/o  Monticello
Raceway, Rt. 17B, P.O. Box 5013, Monticello, New York, 12701.

                                 SCHEDULE 3.6(c)
                       ORGANIZATION IDENTIFICATION NUMBERS

 DEBTOR                                     ORGANIZATIONAL IDENTIFICATION NUMBER
 ------                                     ------------------------------------
 Empire Resorts, Inc.                                   2329793
 Alpha Monticello, Inc.                                 2627549
 Alpha Casino Management Inc.                           3248848
 Monticello Casino Management, LLC                        N/A
 Mohawk Management, LLC                                   N/A
 Monticello Raceway Development Company, LLC              N/A
 Monticello Raceway Management, Inc.                      N/A

                                 SCHEDULE 3.6(d)
                             COMMERCIAL TORT CLAIMS

            None.

                                 SCHEDULE 3.7(b)
                DUE ORGANIZATION AND QUALIFICATION; SUBSIDIARIES

                                                                                                              PERCENTAGE OF
                                                                                        # OF SHARES OF      OUTSTANDING SHARES
                                                               JURISDICTION OF           CAPITAL STOCK      OF EACH CLASS OWNED
           DEBTOR                     SUBSIDIARY                 ORGANIZATION              AUTHORIZED       DIRECTLY BY DEBTOR
           ------                     ----------                 ------------              ----------       --------------------

Empire Resorts, Inc.          Alpha Monticello, Inc.               Delaware                   100                100%

Empire Resorts, Inc.          Alpha Casino Management              Delaware                   200                100%
                              Inc.

Empire Resorts, Inc.          Monticello Casino                    New York                   N/A                 60%
                              Management, LLC

Empire Resorts, Inc.          Mohawk Management, LLC               New York                   N/A                 60%

Empire Resorts, Inc.          Monticello Raceway                   New York                   N/A                100%
                              Development Company, LLC

Empire Resorts, Inc.          Monticello Raceway                   New York                   100                 60%
                              Management, Inc.

Alpha Monticello, Inc.        Monticello Casino                    New York                   N/A                 40%
                              Management, LLC

Alpha Monticello, Inc.        Monticello Raceway                   New York                   100                 40%
                              Management, Inc.

Alpha Casino Management Inc.  Mohawk Management, LLC               New York                   N/A                 40%

                                 SCHEDULE 3.7(c)
                    SUBSCRIPTIONS, OPTIONS, WARRANTS OR CALLS

            None.

                                  SCHEDULE 3.10
                     DEPOSIT ACCOUNTS AND SECURITY ACCOUNTS

                                                                                      NAME AND ADDRESS OF
        NAME OF OBLIGOR           TYPE OF ACCOUNT        ACCOUNT NUMBER        RELEVANT FINANCIAL INSTITUTION
        ---------------           ---------------        --------------        ------------------------------

Empire Resorts, Inc.               Checking               999-230-3959         53rd Bank
                                                                               233 South Wacker #400 Chicago, Illinois 60606

Empire Resorts, Inc.               Money Market           723-043-3836         54th Bank
                                                                               33 South Wacker #400 Chicago, Illinois 60606

Empire Resorts, Inc.               Investment Account     970-01728            Jefferies & Company, Inc.
                                                                               11100 Santa Monica Blvd Los Angeles,
                                                                               California 90025

Monticello Raceway                 Horseman Fund          3017125              The Berkshire Bank (Goshen Savings Bank division)
Management, Inc.                                                               2 South Church Street, PO Box 469, Goshen,
                                                                               New York 10924

Monticello Raceway                 General Fund           120705819            The Berkshire Bank (Goshen Savings Bank division)
Management, Inc.                                                               2 South Church Street, PO Box 469, Goshen,
                                                                               New York 10924

Monticello Raceway                 Payroll                120705827            The Berkshire Bank (Goshen Savings Bank division)
Management, Inc.                                                               2 South Church Street, PO Box 469, Goshen,
                                                                               New York 10924

Monticello Raceway                 ACH Wire Acct -        120706064            The Berkshire Bank (Goshen Savings Bank division)
Management, Inc.                   NYS Lottery                                 2 South Church Street PO Box 469 Goshen NY 10924

Monticello Raceway                 Checking -             120706072            The Berkshire Bank (Goshen Savings Bank division)
Management, Inc.                   General Fund                                2 South Church Street PO Box 469 Goshen NY 10924

Monticello Raceway                 Credit Card            120706098            The Berkshire Bank (Goshen Savings Bank division)
Management, Inc.                   Receipts                                    2 South Church Street PO Box 469 Goshen NY 10924

Monticello Raceway                 Checking -             120706106            The Berkshire Bank (Goshen Savings Bank division)
Management, Inc.                   Accounts                                    2 South Church Street PO Box 469 Goshen NY 10924
                                   Payable

Monticello Raceway                 Checking -             120706114            The Berkshire Bank (Goshen Savings Bank division)
Management, Inc.                   Cage                                        2 South Church Street PO Box 469 Goshen NY 10924

Monticello Raceway                 Capital                120925191            The Berkshire Bank (Goshen Savings Bank division)
Management, Inc.                   Improvement                                 2 South Church Street PO Box 469 Goshen NY 10924

Monticello Raceway                 Money Market           144029270            The Berkshire Bank (Goshen Savings Bank division)
Management, Inc.                                                               2 South Church Street PO Box 469 Goshen NY 10924

Monticello Raceway                 Purse                  120925373            The Berkshire Bank (Goshen Savings Bank division)
Management, Inc.                   Account                                     2 South Church Street PO Box 469 Goshen NY 10924

Monticello Raceway                 Checking               1100 9131            Community Bank of Sullivan County
Development, LLC                                                               4438 Route 42 P.O. Box 1258  Monticello NY 12701

                                    EXHIBIT A
                                     PATENTS
None.

                                    EXHIBIT B
                                   TRADEMARKS

                              EMPIRE RESORTS, INC.

TRADEMARKS

                         PENDING TRADEMARK APPLICATIONS

COUNTRY                 TRADEMARK               SERIAL NO.              FILING DATE
-------                 ---------               ----------              -----------

USA                     Empire Resorts          76510671                April 14, 2003

                       MONTICELLO RACEWAY MANAGEMENT, INC.

TRADEMARKS

                             REGISTERED SERVICEMARKS

STATE          SERVICEMARK             REGISTRATION NO.        ISSUE DATE
-----          -----------             ----------------        ----------

NY             see below               S-18738                 April 21, 2004

The  description of the  servicemark and the services for which the mark is used are:

            Mighty M Gaming at  Monticello  Raceway.  An oval  shaped, multi  colored  design is in back of the letter M. Used in connection  with a harness  racing track and  operation of video lottery terminals.

                                  2

                                    EXHIBIT C
                                    LICENSES

None.

                                    EXHIBIT D
                                   COPYRIGHTS

None.

                                       4